CERTIFICATION OF CHIEF FINANCIAL OFFICER
                          OF CORPORATE GENERAL PARTNER

            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Robert A. Bourne, the President and Treasurer of CNL Realty Corporation, the corporate general partner of CNL Income Fund XIV, Ltd. (the "Partnership"), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Partnership's Quarterly Report on Form 10-Q for the period ending March 31, 2003 (the "Report"). The undersigned hereby certifies that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.




Date:   May 6, 2003                      /s/ Robert A. Bourne
                                         ------------------------------------
                                         Name:  Robert A. Bourne
                                         Title: President and Treasurer

                                         A signed original
                                         of this written
                                         statement required
                                         by Section 906 has
                                         been provided to
                                         CNL Income Fund
                                         XIV, Ltd. and will
                                         be retained by CNL
                                         Income Fund XIV,
                                         Ltd. and furnished
                                         to the Securities
                                         and Exchange
                                         Commission or its
                                         staff upon
                                         request.